UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 30, 2020

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 30, 2020, Ted W. Love and Henry A. Fernandez were appointed to serve as new members of our Board of Directors. Mr. Love was appointed to serve as a member of the Company's Nominating and Corporate Governance Committee and Mr. Fernandez was appointed to serve as a member of the Company's Audit Committee. The Board has determined that Messrs. Love and Fernandez meet the independence standards adopted by the Board in compliance with the Nasdaq Global Select Market corporate governance listing standards and Item 407(a) of Regulation S-K.

Messrs. Love and Fernandez do not have any family relationships with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Love and any other person or Mr. Fernandez and any other person pursuant to which they were appointed as directors of the Company.

Messrs. Love and Fernandez will receive compensation pursuant to the Company’s Independent Director Compensation Policy, as described in the Registration Statement on Form S-1 (File No. 333-238632), as amended.

In addition, Catherine Engelbert, an independent director, was appointed to serve as a member of the Company’s Audit Committee and Bonnie Bassler, an independent director, was appointed to serve as a member of the Company’s Compensation Committee.

Errol De Souza and William Ford resigned from the Company’s Audit Committee effective upon the appointment thereto of Henry Fernandez and Catherine Engelbert. Following the appointments, the following directors will serve as members of our Board committees:

Audit Committee: Greg Norden (Chair), Catherine Engelbert and Henry Fernandez.

Compensation Committee: William Ford (Chair), Bonnie Bassler, Errol De Souza and Greg Norden.

Nominating and Corporate Governance Committee: Errol De Souza (Chair), William Ford, Ted Love, Greg Norden.

On August 3, 2020, the Company issued a press release announcing the appointment of Messrs. Love and Fernandez to the Board, which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2020

ROYALTY PHARMA PLC

By:	/s/ Pablo Legorreta
Pablo Legorreta
Chief Executive Officer